UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 18, 2008

TRANSOCEAN INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Greenway Plaza Houston, Texas	77046
(Address of principal executive offices)	(Zip code)

70 Harbour Drive Grand Cayman, Cayman Islands	KY1-1003
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 232-7500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Supplements to Warrant Agreement and Warrant Registration Rights Agreement

On December 18, 2008, Transocean Inc., a Cayman Islands company (“Transocean-Cayman”), and Transocean Ltd., a Swiss corporation (“Transocean-Switzerland”), entered into a supplement (the “Warrant Agreement Supplement”) to the warrant agreement dated April 22, 1999 between Transocean-Cayman and The Bank of New York, as successor warrant agent. The Warrant Agreement Supplement provides for the delivery of Transocean-Switzerland registered shares, par value 15.00 Swiss francs per share (the “Transocean-Switzerland Registered Shares”), upon exercise of the warrants instead of Transocean-Cayman ordinary shares (the “Transocean-Cayman Shares”).

Also on December 18, 2008, in connection with the Warrant Agreement Supplement, Transocean-Cayman and Transocean-Switzerland entered into a supplement (the “Warrant Registration Rights Supplement”) to the warrant registration rights agreement dated April 22, 1999 relating to the warrants pursuant to which Transocean-Switzerland assumed Transocean-Cayman’s obligations under the warrant registration rights agreement.

Supplemental Indentures

On December 18, 2008, Transocean-Cayman and Transocean-Switzerland executed a supplemental indenture (the “Supplemental Indenture to the 2007 Indenture”) to provide that Transocean-Switzerland will guarantee the obligations of Transocean-Cayman under the indenture dated as of December 11, 2007 (the “2007 Indenture”) between Transocean-Cayman and Wells Fargo Bank, National Association, as trustee, relating to Transocean-Cayman’s 1.625% Series A Convertible Senior Notes due 2037, 1.50% Series B Convertible Senior Notes due 2037 and 1.50% Series C Convertible Senior Notes due 2037 (together, the “Convertible Senior Notes”) and 5.25% Senior Notes due 2013, 6.00% Senior Notes due 2018 and 6.80% Senior Notes due 2038. The Supplemental Indenture to the 2007 Indenture further provides that upon conversion of the Convertible Senior Notes, holders will receive Transocean-Switzerland Registered Shares instead of Transocean-Cayman Shares.

On December 18, 2008, Transocean-Cayman and Transocean-Switzerland also executed a supplemental indenture (the “Supplemental Indenture to the 1997 Indenture”) to provide that Transocean-Switzerland will guarantee the obligations of Transocean-Cayman under the indenture dated as of April 15, 1997 between Transocean-Cayman and The Bank of New York Mellon Trust Company, N.A., as trustee, relating to Transocean-Cayman’s 6.625% Notes due 2011, 5% Notes due 2013, 7.375% Senior Notes due 2018, 8% Debentures due 2027, 7.45% Notes due 2027, 7% Senior Notes due 2028 and 7.5% Notes due 2031.

Credit Facilities

Transocean-Cayman is a borrower under a 364-day, $1.08 billion revolving credit facility (the “364-Day Revolving Credit Facility”), a $2.0 billion revolving credit facility (as amended, the “Five-Year Revolving Credit Facility”) and a $2.0 billion term loan facility (as amended, the “Term Loan,” and together with the 364-Day Revolving Credit Facility and the Five-Year Revolving Credit Facility, the “Credit Facilities”). Pursuant to the terms of the Credit Facilities, upon completion of the Transaction (as defined below), Transocean-Switzerland executed a guarantee pursuant to each of the Credit Facilities (the “Credit Facility Guarantees”) whereby Transocean-Switzerland became a guarantor of Transocean-Cayman’s obligations under the Credit Facilities.

Commercial Paper Program

On December 19, 2008, Transocean-Switzerland executed an accession agreement (the “Accession Agreements”) pursuant to each of the amended and restated commercial paper dealer agreements (each, as amended and restated, a “Dealer Agreement”) between Transocean-Cayman and the dealers under Transocean-Cayman’s commercial paper program (as amended, the “Program”) under which Transocean-Cayman may issue unsecured commercial paper notes up to a maximum aggregate amount outstanding at any time of $1.5 billion. Pursuant to the terms of the Accession Agreements, Transocean-Switzerland became a party to the Dealer Agreements and a guarantor of Transocean-Cayman’s obligations thereunder.

On December 19, 2008, Transocean-Switzerland also executed a guarantee (the “Commercial Paper Guarantee”) in favor of the commercial paper note holders to guarantee the payment of the principal and the accrued and unpaid interest on commercial paper notes issued or to be issued under the Program.

The descriptions of the Warrant Agreement Supplement, the Warrant Registration Rights Supplement, the Supplemental Indenture to the 2007 Indenture and the Supplemental Indenture to the 1997 Indenture and the provisions of the 364-Day Revolving Credit Facility, the Five-Year Revolving Credit Facility, the Term Loan, the Credit Facility Guarantees, the Dealer Agreements and the Commercial Paper Guarantee are summaries and do not purport to be complete and are qualified in their entirety by reference to the provisions of such documents, which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The description of the Transaction under Item 3.01 is incorporated herein by reference.

As a result of the Transaction, pursuant to the terms of the 2007 Indenture and the Convertible Senior Notes, holders of the Convertible Senior Notes have the right to convert the Convertible Senior Notes at any time from December 3, 2008 until February 2, 2009, which is the 30th scheduled trading day following the effective date of the Transaction of December 18, 2008.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 18, 2008, pursuant to an agreement and plan of merger, dated as of October 9, 2008 (as amended, the “Merger Agreement”), among Transocean-Cayman, Transocean-Switzerland and Transocean Cayman Ltd., a Cayman Islands company and a wholly-owned subsidiary of Transocean-Switzerland (“Transocean-Acquisition”), Transocean-Cayman merged by way of schemes of arrangement under Cayman Islands law (the “Schemes of Arrangement”) with Transocean-Acquisition, with Transocean-Cayman as the surviving company (the “Transaction”). Under the terms of the Schemes of Arrangement, each holder of Transocean-Cayman Shares outstanding immediately prior to the Transaction received one Transocean-Switzerland Registered Share in exchange for each outstanding Transocean-Cayman Share.

Prior to the Transaction, the Transocean-Cayman Shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the New York Stock Exchange (“NYSE”) under the symbol “RIG.” As a result of the Transaction, the entire class of Transocean-Cayman Shares was exchanged for Transocean-Switzerland Registered Shares. Accordingly, Transocean-Cayman requested that the NYSE file with the Securities and Exchange Commission (the “Commission”) a Form 25 to remove the Transocean-Cayman Shares from listing on the NYSE. Transocean-Cayman expects to file a Form 15 with the Commission to terminate the registration of the Transocean-Cayman Shares and suspend its reporting obligations under Section 13 and 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Transocean-Switzerland Registered Shares are deemed registered under Section 12(b) of the Exchange Act. The Transocean-Switzerland Registered Shares were approved for listing on the NYSE and began trading under the symbol “RIG,” the same symbol under which the Transocean-Cayman Shares previously traded, on December 19, 2008.

Item 3.03	Material Modification to Rights of Security Holders.

The information included under Item 3.01 is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

In the Transaction, each Transocean-Cayman Share was canceled, and each holder of Transocean-Cayman Shares outstanding immediately before the Transaction received one Transocean-Switzerland Registered Share in exchange for each Transocean-Cayman Share. The description of the Transaction under Item 3.01 is incorporated herein by reference. As a result of the Transaction, Transocean-Cayman became a wholly-owned subsidiary of Transocean-Switzerland.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Transaction, on December 18, 2008, each of Transocean-Cayman’s directors who was a member of the board of directors immediately prior to the Transaction ceased to serve as a director, and each of Transocean-Cayman’s executive officers who was an executive officer immediately prior to the Transaction ceased to serve as an officer. As of December 18, 2008, Anil Shah, Stephen McFadin and William Gammerdinger were appointed as directors of Transocean-Cayman, and the following persons were appointed as officers of Transocean-Cayman: Chipman Earle (Vice President and Secretary), Stephen McFadin (Vice President), Walter Baker (Associate General Counsel and Assistant Secretary) and Judith Ellis (Assistant Treasurer).

Transocean-Cayman no longer has any standing committees of its board of directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, Transocean-Cayman amended and restated its memorandum and articles of association effective December 18, 2008. The amended and restated memorandum and articles of association are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 9, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd. (incorporated by reference to Exhibit 2.1 to Transocean Inc.’s Current Report on Form 8-K filed on October 10, 2008).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 31, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd. (incorporated by reference to Exhibit 2.2 to Transocean Inc.’s Current Report on Form 8-K filed on November 3, 2008).

3.1	Amended and Restated Memorandum and Articles of Association of Transocean Inc.

4.1	Supplement to Warrant Agreement, dated as of December 18, 2008, by and among Transocean Ltd., Transocean Inc. and The Bank of New York (incorporated by reference to Exhibit 4.1 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.2	Supplement to Warrant Registration Rights Agreement, dated as of December 18, 2008, by Transocean Ltd. and Transocean Inc. (incorporated by reference to Exhibit 4.2 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.3	Third Supplemental Indenture, dated as of December 18, 2008, among Transocean Ltd., Transocean Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

Exhibit Number	Description
4.4	Fifth Supplemental Indenture, dated as of December 18, 2008, among Transocean Ltd., Transocean Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.4 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.5	364-Day Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, Citibank, N.A. and Calyon New York Branch, as co-syndication agents for the lenders, and Wells Fargo Bank, N.A., as documentation agent for the lenders (incorporated by reference to Exhibit 4.1 to Transocean Inc.’s Current Report on Form 8-K filed on November 26, 2008).

4.6	Agreement for First Amendment of Five-Year Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., as borrower, the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (incorporated by reference to Exhibit 4.2 to Transocean Inc.’s Current Report on Form 8-K filed on November 26, 2008).

4.7	Agreement for First Amendment of Term Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto and Citibank, N.A., as administrative agent for the lenders (incorporated by reference to Exhibit 4.3 to Transocean Inc.’s Current Report on Form 8-K filed on November 26, 2008).

4.8	Guaranty Agreement, dated as of December 19, 2008, among Transocean Ltd., Transocean Inc. and JPMorgan Chase Bank, N.A., as administrative agent under the 364-Day Revolving Credit Agreement (incorporated by reference to Exhibit 4.8 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.9	Guaranty Agreement, dated as of December 19, 2008, among Transocean Ltd., Transocean Inc. and JPMorgan Chase Bank, N.A., as administrative agent under the Five-Year Revolving Credit Agreement (incorporated by reference to Exhibit 4.9 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.10	Guaranty Agreement, dated as of December 19, 2008, among Transocean Ltd., Transocean Inc. and Citibank, N.A., as administrative agent under the Term Credit Agreement (incorporated by reference to Exhibit 4.10 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

10.1	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and Barclays Capital Inc., dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.1 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.2	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and J.P. Morgan Securities Inc., dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.2 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.3	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and Morgan Stanley & Co. Incorporated, dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.3 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.4	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and Goldman, Sachs & Co., dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.4 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

Exhibit Number	Description
10.5	Guarantee, dated as of December 19, 2008, of Transocean Ltd. pursuant to the Issuing and Paying Agent Agreement, dated as of December 20, 2007 (incorporated by reference to Exhibit 10.5 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.

Date: December 19, 2008	By:	/s/ Chipman Earle
Chipman Earle
Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 9, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd. (incorporated by reference to Exhibit 2.1 to Transocean Inc.’s Current Report on Form 8-K filed on October 10, 2008).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of October 31, 2008, among Transocean Inc., Transocean Ltd. and Transocean Cayman Ltd. (incorporated by reference to Exhibit 2.2 to Transocean Inc.’s Current Report on Form 8-K filed on November 3, 2008).

3.1	Amended and Restated Memorandum and Articles of Association of Transocean Inc.

4.1	Supplement to Warrant Agreement, dated as of December 18, 2008, by and among Transocean Ltd., Transocean Inc. and The Bank of New York (incorporated by reference to Exhibit 4.1 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.2	Supplement to Warrant Registration Rights Agreement, dated as of December 18, 2008, by Transocean Ltd. and Transocean Inc. (incorporated by reference to Exhibit 4.2 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.3	Third Supplemental Indenture, dated as of December 18, 2008, among Transocean Ltd., Transocean Inc. and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.3 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.4	Fifth Supplemental Indenture, dated as of December 18, 2008, among Transocean Ltd., Transocean Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.4 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.5	364-Day Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, Citibank, N.A. and Calyon New York Branch, as co-syndication agents for the lenders, and Wells Fargo Bank, N.A., as documentation agent for the lenders (incorporated by reference to Exhibit 4.1 to Transocean Inc.’s Current Report on Form 8-K filed on November 26, 2008).

4.6	Agreement for First Amendment of Five-Year Revolving Credit Agreement dated as of November 25, 2008 among Transocean Inc., as borrower, the lenders parties thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders (incorporated by reference to Exhibit 4.2 to Transocean Inc.’s Current Report on Form 8-K filed on November 26, 2008).

4.7	Agreement for First Amendment of Term Credit Agreement dated as of November 25, 2008 among Transocean Inc., the lenders parties thereto and Citibank, N.A., as administrative agent for the lenders (incorporated by reference to Exhibit 4.3 to Transocean Inc.’s Current Report on Form 8-K filed on November 26, 2008).

4.8	Guaranty Agreement, dated as of December 19, 2008, among Transocean Ltd., Transocean Inc. and JPMorgan Chase Bank, N.A., as administrative agent under the 364-Day Revolving Credit Agreement (incorporated by reference to Exhibit 4.8 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.9	Guaranty Agreement, dated as of December 19, 2008, among Transocean Ltd., Transocean Inc. and JPMorgan Chase Bank, N.A., as administrative agent under the Five-Year Revolving Credit Agreement (incorporated by reference to Exhibit 4.9 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

4.10	Guaranty Agreement, dated as of December 19, 2008, among Transocean Ltd., Transocean Inc. and Citibank, N.A., as administrative agent under the Term Credit Agreement (incorporated by reference to Exhibit 4.10 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).

Exhibit Number	Description
10.1	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and Barclays Capital Inc., dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.1 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.2	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and J.P. Morgan Securities Inc., dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.2 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.3	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and Morgan Stanley & Co. Incorporated, dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.3 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.4	Amended and Restated Commercial Paper Dealer Agreement between Transocean Inc. and Goldman, Sachs & Co., dated as of December 3, 2008 (including form of Accession Agreement) (incorporated by reference to Exhibit 10.4 to Transocean Inc.’s Current Report on Form 8-K filed on December 9, 2008).

10.5	Guarantee, dated as of December 19, 2008, of Transocean Ltd. pursuant to the Issuing and Paying Agent Agreement, dated as of December 20, 2007 (incorporated by reference to Exhibit 10.5 to Transocean Ltd.’s Current Report on Form 8-K filed on December 19, 2008).